UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2018

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On January 4, 2018, Meredith Corporation (“Meredith”) provided prospective investors with certain information, including certain unaudited pro forma condensed combined financial information, in connection with proposed financing activities relating to the previously announced proposed acquisition of Time, Inc. (“Time”). Pursuant to Regulation FD, Meredith is furnishing such pro forma financial information as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.
As set forth in Exhibit 99.2 attached to this Current Report on Form 8-K, Meredith has included certain pro forma non-GAAP measures, including pro forma EBITDA and pro forma adjusted EBITDA. For purposes of the pro forma financial information, pro forma EBITDA is defined as net earnings before interest, taxes, depreciation, and amortization, all on a pro forma basis. Pro forma adjusted EBITDA is defined as EBITDA before other nonoperating income and expense and special items with synergies included, all on a pro forma basis. Pro forma EBITDA and pro forma adjusted EBITDA are not financial measures defined by U.S. GAAP. EBITDA and adjusted EBITDA are common supplemental measures of performance used by investors and financial analysts. Management believes that pro forma EBITDA and pro forma adjusted EBITDA provide additional analytical tools to clarify results from core operations. Such financial measures should not be considered as alternatives to U.S. GAAP net income, and such measures may not be comparable to those reported by other companies.
The information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Meredith’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the registrant expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.
Forward Looking Statements
This Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto contain forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Meredith and Time. Statements in this report that are forward-looking, include, without limitation, statements related to our proposed acquisition of Time; and estimated future financial results and performance of Meredith’s business and Time’s business, separately and as a whole. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the ability to achieve the synergies and value creation contemplated by the proposed transaction; management’s ability to promptly and effectively integrate the businesses of the two companies; and the diversion of management time on transaction-related issues.
For more discussion of important risk factors that may materially affect Meredith and Time, please see the risk factors contained in Meredith’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, and Time’s Annual Report on Form 10-K for the year ended December 31, 2016, both of which are on file with the U.S. Securities and Exchange Commission (the “SEC”), as well as in other filings Meredith and Time make with the SEC from time to time.
No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Meredith or Time. Neither Meredith nor Time assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.
Additional Information and Where to Find It

This communication is for informational purposes only, and it does not constitute an offer to purchase or a solicitation of an offer to sell any securities. The offer to purchase shares of Time's common stock is being made pursuant to a Tender Offer Statement on Schedule TO, as amended, originally filed by Meredith Corporation with the SEC on December 12, 2017. Time filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer on December 12, 2017. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS, INCLUDING THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF TIME INC. COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the offer, which is named in the tender offer statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Unaudited Pro Forma Condensed Combined Financial Information
	99.2	Other Unaudited Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Joseph Ceryanec
Joseph Ceryanec
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: January 4, 2018